UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2018

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

In a Current Report on Form 8-K (the “Original Report”) filed by Northwest Pipe Company (the “Company”) with the Securities and Exchange Commission on August 1, 2018 the Company reported the completion of the following acquisition:

On July 27, 2018, Northwest Pipe Company and Ameron International Corporation, a Delaware corporation (“Seller”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to purchase from Seller all of the issued and outstanding membership interests of Ameron Water Transmission Group, LLC, a Delaware limited liability company (the “Acquisition”). The Purchase Agreement includes customary representations, warranties, covenants and agreements by the parties, including mutual indemnification obligations. The Acquisition was completed on July 27, 2018. The purchase price was approximately $38.3 million, subject to a post-closing adjustment based on changes in net working capital.

The Company hereby amends the Original Report to include in Item 9.01 thereof required financial statements and pro forma financial information.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of business acquired

The audited consolidated financial statements of Ameron Water Transmission Group, LLC as of and for the year ended December 31, 2017, and the independent auditor’s report thereon, and the unaudited consolidated financial statements of Ameron Water Transmission Group, LLC as of June 30, 2018 and for the three and six months ended June 30, 2018 and 2017, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)

Pro forma financial information

The unaudited pro forma condensed combined financial information of Northwest Pipe Company and Ameron Water Transmission Group, LLC as of June 30, 2018 and for the six months ended  June 30, 2018 and the year ended December 31, 2017 is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Ernst & Young LLP, filed herewith

99.1	Audited consolidated financial statements of Ameron Water Transmission Group, LLC as of and for the year ended December 31, 2017, and the independent auditor’s report thereon, and the unaudited consolidated financial statements of Ameron Water Transmission Group, LLC as of June 30, 2018 and for the three and six months ended June 30, 2018 and 2017

99.2	Unaudited pro forma condensed combined financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 11, 2018.

NORTHWEST PIPE COMPANY
(Registrant)
By	/s/ Robin Gantt
Robin Gantt,
Senior Vice President, Chief Financial Officer and Corporate Secretary